Fund	Ticker
Fidelity® AMT Tax-Free Money Fund	FIMXX
Fidelity Municipal Money Market Fund	FTEXX

Prospectus

October 30, 2010

Contents

Fund Summary	<Click Here>	Fidelity AMT Tax-Free Money Fund
	<Click Here>	Fidelity Municipal Money Market Fund
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Additional Information about the Purchase and Sale of Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Fund:
Fidelity® AMT Tax-Free Money Fund

Investment Objective

The fund seeks as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.43%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.43%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 44
3 years	$ 138
5 years	$ 241
10 years	$ 542

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Normally not investing in municipal securities whose interest is subject to the federal alternative minimum tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	3.89%	2.63%	1.28%	0.84%	0.97%	2.18%	3.20%	3.43%	1.87%	0.20%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.03%	December 31, 2000
Lowest Quarter Return	0.01%	December 31, 2009
Year-to-Date Return	0.01%	September 30, 2010

Average Annual Returns

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity AMT Tax-Free Money Fund	0.20%	2.17%	2.04%

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

You may buy or sell shares of the fund through a Fidelity brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

The fund has a minimum initial investment of $25,000. The fund may waive or lower purchase minimums.

Tax Information

The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

Payments to Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Summary

Fund:
Fidelity® Municipal Money Market Fund

Investment Objective

The fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.27%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.16%
Total annual fund operating expenses	0.43%

This example helps compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 44
3 years	$ 138
5 years	$ 241
10 years	$ 542

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for updated return information.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Calendar Years	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
	3.81%	2.53%	1.18%	0.72%	0.86%	2.07%	3.12%	3.34%	1.91%	0.17%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.00%	December 31, 2000
Lowest Quarter Return	0.00%	December 31, 2009
Year-to-Date Return	0.01%	September 30, 2010

Average Annual Returns

For the periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity Municipal Money Market Fund	0.17%	2.12%	1.96%

Investment Advisers

Fidelity Management & Research Company (FMR) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM) and other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

You may buy or sell shares of the fund through a Fidelity brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:

Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118

The price to buy one share of the fund is its net asset value per share (NAV). Your shares will be bought at the NAV next calculated after your investment is received in proper form.

The price to sell one share of the fund is its NAV. Your shares will be sold at the NAV next calculated after your order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

The fund has a minimum initial investment of $5,000. The fund may waive or lower purchase minimums.

Tax Information

The fund seeks to earn income and pay dividends exempt from federal income tax. Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

Payments to Financial Intermediaries

The fund, FMR, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, including retirement plan sponsors, administrators, or service-providers (who may be affiliated with FMR or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Prospectus

Fund Basics

Investment Details

Investment Objective

Fidelity AMT Tax-Free Money Fund seeks as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The supply of and demand for municipal money market securities can vary from time to time. When FMR believes that suitable municipal money market securities are not available, or during other unusual market conditions, FMR may leave a significant portion of the fund's assets uninvested, or may invest up to 20% of the fund's assets in securities subject to state and/or federal income tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Fidelity Municipal Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

Principal Investment Strategies

FMR normally invests the fund's assets in municipal money market securities.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

The supply of and demand for municipal money market securities can vary from time to time. When FMR believes that suitable municipal money market securities are not available, or during other unusual market conditions, FMR may leave a significant portion of the fund's assets uninvested, or may invest up to 20% of the fund's assets in securities subject to state and/or federal income tax.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Principal Investment Risks

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

The following factors can significantly affect a fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Prospectus

Fund Basics - continued

Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and, for Fidelity AMT Tax-Free Money Fund, from the federal alternative minimum tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy (including leaving a significant portion of a fund's assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund's yield and may prevent the fund from achieving its investment objective. In addition, different factors could affect a fund's performance, and the fund could distribute income subject to federal income tax.

Fundamental Investment Policies

The following policies are fundamental, that is, subject to change only by shareholder approval:

Fidelity AMT Tax-Free Money Fund seeks as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Fidelity Municipal Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Valuing Shares

Each fund is open for business each day the NYSE is open. Even if the NYSE is closed, a fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

Each fund's NAV is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing the fund's NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Additional Information about the Purchase and Sale of Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the funds through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies.

FMR anticipates that shareholders will purchase and sell shares of each fund frequently because a money market fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of money market fund shares and each fund accommodates frequent trading.

A fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of that fund or otherwise not be in the fund's interests.

Each fund has no limit on purchase or exchange transactions. Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus.

Buying Shares

The price to buy one share of each fund is its NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the NAV next calculated after your investment is received in proper form.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

There is no minimum balance or purchase minimum for (i) investments through Portfolio Advisory Services, (ii) investments through a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, or (iii) fund positions opened with the proceeds of distributions from a Fidelity systematic withdrawal service. In addition, each fund may waive or lower purchase minimums in other circumstances.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Prospectus

Selling Shares

The price to sell one share of each fund is its NAV.

Your shares will be sold at the NAV next calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which FMR or an affiliate serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

A signature guarantee is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares;
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address;
  When you are requesting that redemption proceeds be paid to someone other than the account owner; or
  In certain situations when the redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The funds may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Shareholder Information - continued

Features and Policies

Features

The following features may be available to buy and sell shares of a fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

• To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

• You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.
- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system • To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

• To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.

• To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.

• To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting • To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000 in shares. It is expected that fund balances will be valued after November 1 but prior to December 31 of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

Prospectus

If your fund balance falls below $10,000 worth of shares for Fidelity AMT Tax-Free Money Fund or $2,000 worth of shares for Fidelity Municipal Money Market Fund for any reason and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions you receive from each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly.

Earning Dividends

A fund processes purchase and redemption requests only on days it is open for business.

For Fidelity AMT Tax-Free Money Fund, shares generally begin to earn dividends on the first business day following the day of purchase.

For Fidelity Municipal Money Market Fund, shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase.

Shares purchased by all other orders generally begin to earn dividends on the first business day following the day of purchase.

For Fidelity AMT Tax-Free Money Fund, shares generally earn dividends until, but not including, the next business day following the day of redemption.

For Fidelity Municipal Money Market Fund, shares redeemed by a wire order prior to 12:00 noon Eastern time generally earn dividends through the day prior to the day of redemption.

Shares redeemed by all other orders generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Fidelity Municipal Money Market Fund reserves the right to change the time of day by which wire purchase and redemption orders for shares must be placed for purposes of earning dividends.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for shares of each fund:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you.

Each fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and, if applicable, may also be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

Prospectus

Shareholder Information - continued

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of December 31, 2009, FMR had approximately $1.3 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

FIMM serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

FIMM is an affiliate of FMR. As of December 31, 2009, FIMM had approximately $639.1 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986. FRAC serves as a sub-adviser for each fund and may provide investment research and advice for the funds.

Other investment advisers assist FMR with foreign investments:

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.), at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2009, FMR U.K. had approximately $11.3 billion in discretionary assets under management. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR U.K. is an affiliate of FMR.
  Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2009, FMR H.K. had approximately $1.8 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of FMR.
  Fidelity Management & Research (Japan) Inc. (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. FMR Japan was organized in 2008 to provide investment research and advice on issuers based outside the United States. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of FMR.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all of the other expenses of Fidelity AMT Tax-Free Money Fund with limited exceptions.

Fidelity AMT Tax-Free Money Fund's annual management fee rate is 0.43% of its average net assets.

For Fidelity Municipal Money Market Fund, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2010, the group fee rate was 0.12% for Fidelity Municipal Money Market Fund. The individual fund fee rate is 0.15% for Fidelity Municipal Money Market Fund.

The total management fee for the fiscal year ended August 31, 2010, was 0.27% of the fund's average net assets for Fidelity Municipal Money Market Fund. Because Fidelity Municipal Money Market Fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

FMR pays FIMM, FMR U.K., FMR H.K., and FMR Japan for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's semi-annual report for the fiscal period ended February 28, 2010.

FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Effective October 25, 2001, FMR has voluntarily agreed to reimburse Fidelity AMT Tax-Free Money Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.33%. This arrangement may be discontinued by FMR at any time.

Fund Distribution

FDC distributes each fund's shares.

Prospectus

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with FMR or FDC), may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail in this section and in the statement of additional information (SAI).

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand the financial history of each fund's shares for the past 5 years. Certain information reflects financial results for a single share of a fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares of a fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

AMT Tax-Free Money
Years ended August 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	- D	.007	.024	.034	.029
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	- D	.007	.024	.034	.029
Distributions from net investment income	- D	(.007)	(.024)	(.034)	(.029)
Distributions from net realized gain	- D	- D	- D	-	-
Total distributions	- D	(.007)	(.024)	(.034)	(.029)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.02%	.75%	2.44%	3.41%	2.94%
Ratios to Average Net Assets B, C
Expenses before reductions	.43%	.48%	.43%	.43%	.43%
Expenses net of fee waivers, if any	.29%	.38%	.33%	.33%	.33%
Expenses net of all reductions	.29%	.36%	.26%	.24%	.24%
Net investment income	.01%	.79%	2.39%	3.36%	2.88%
Supplemental Data
Net assets, end of period (in millions)	$ 1,747	$ 2,507	$ 3,540	$ 3,474	$ 3,333

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

Prospectus

Municipal Money Market
Years ended August 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	-D	.008	.024	.033	.028
Net realized and unrealized gain (loss)D	-	-	-	-	-
Total from investment operations	-D	.008	.024	.033	.028
Distributions from net investment income	-D	(.008)	(.024)	(.033)	(.028)
Distributions from net gain	-D	-D	-D	-	-
Total distributions	-D	(.008)	(.024)	(.033)	(.028)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA	.01%	.77%	2.39%	3.33%	2.85%
Ratios to Average Net AssetsB,C
Expenses before reductions	.43%	.47%	.43%	.43%	.44%
Expenses net of fee waivers, if any	.34%	.47%	.43%	.43%	.44%
Expenses net of all reductions	.34%	.46%	.34%	.31%	.33%
Net investment income	.01%	.76%	2.32%	3.29%	2.81%
Supplemental Data
Net assets, end of period (in millions)	$ 22,370	$ 24,530	$ 23,700	$ 18,677	$ 17,022

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

Prospectus

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-06452

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.784533.108 SMM/MMM-pro-1010L